UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act Of 1934
Date of Report (Date of earliest event reported) August 3, 2007
Cooper Industries, Ltd.
(Exact Name of Registrant as Specified in its Charter)

Bermuda (State or Other Jurisdiction of Incorporation)	1-31330 (Commission File Number)	98-0355628 (IRS Employer Identification No.)

600 Travis, Suite 5600, Houston, Texas (Address of Principal Executive Offices)		77002 (Zip Code)
713/209-8400
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On August 3, 2007, Cooper Industries, Ltd. (“Cooper”) entered into an Amended and Restated Rights Agreement (as defined in Item 3.03 below). The material terms and conditions of the Amended and Restated Rights Agreement are described below in response to Item 3.03. The response to Item 3.03 is hereby incorporated by reference in its entirety in response to Item 1.01 of this Current Report on Form 8-K.
Item 3.03 Material Modification to Rights of Security Holders.
Following approval of its Board of Directors, Cooper Industries, Ltd. (“Cooper”), entered into the Amended and Restated Rights Agreement, dated as of August 3, 2007, between Cooper and Computershare Trust Company, N.A., as Rights Agent (the “Amended and Restated Rights Agreement”), relating to Cooper’s Class A Common Shares (the “common shares”). The Amended and Restated Rights Agreement extends the final expiration of Cooper’s Rights Agreement dated as of May 16, 2002 to August 1, 2017. In addition, the Amended and Restated Rights Agreement:
•	increases the exercise price of each Right from $225 to $600,

•	eliminates a ten day window to redeem the Rights after a person has become an “Acquiring Person” (as defined in the Amended and Restated Rights Agreement),

•	adds a provision that allows the Board of Directors to exchange the outstanding and exercisable Rights for additional common shares (or, in certain situations, a number of Series A Participating Preferred Shares) at the rate of one common share per Right, at anytime after a person becomes an “Acquiring Person,” and

•	adds a provision clarifying that Cooper is allowed to lower the acquiror ownership threshold at which dilution is triggered to no less than 10% at anytime prior to the time any person becomes an “Acquiring Person.”
The preceding summary is not intended to be complete, and is qualified in its entirety by reference to the full text of the Amended and Restated Rights Agreement attached hereto as Exhibit 4.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
          Exhibits
4.1	Amended and Restated Rights Agreement, dated as of August 3, 2007, between Cooper Industries, Ltd. and Computershare Trust Company, N.A., as Rights Agent.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COOPER INDUSTRIES, LTD. (Registrant)
Date: August 3, 2007	/s/ Kevin M. McDonald
Kevin M. McDonald
Senior Vice President, General Counsel and Chief Compliance Officer

EXHIBIT INDEX
Exhibit No.
4.1	Amended and Restated Rights Agreement, dated as of August 3, 2007, between Cooper Industries, Ltd. and Computershare Trust Company, N.A., as Rights Agent.